As filed with the Securities and Exchange Commission on January 9, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-21334

                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
                Neuberger Berman Income Opportunity Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

     Arthur C. Delibert, Esq.                    Ellen Metzger, Esq.
     Kirkpatrick & Lockhart LLP                  Neuberger Berman, LLC
     1800 Massachusetts Avenue, N.W. 2nd Floor   605 Third Avenue
     Washington, DC 20036-1800                   New York, New York 10158-3698
                     (Names addresses of agents for service)

Date of fiscal year end: October 31, 2003

Date of reporting period: October 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS




[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
OCTOBER 31, 2003

NEUBERGER BERMAN

INCOME OPPORTUNITY FUND INC.

                                               NEUBERGER BERMAN OCTOBER 31, 2003

CONTENTS

THE FUND

CHAIRMAN'S LETTER                                      1

PORTFOLIO COMMENTARY/ PERFORMANCE HIGHLIGHTS           2

SCHEDULE OF INVESTMENTS/ TOP TEN EQUITY HOLDINGS       5

FINANCIAL STATEMENTS                                  12

FINANCIAL HIGHLIGHTS/ PER SHARE DATA                  21

REPORT OF INDEPENDENT AUDITORS                        23

DIVIDEND REINVESTMENT PLAN                            24

DIRECTORY                                             27

DIRECTORS AND OFFICERS                                28

CHAIRMAN'S LETTER

Dear Fellow Shareholder,

I am pleased to present to you this annual report of the Neuberger Berman Income Opportunity Fund, for the period ending October 31, 2003. The report includes a listing of the Fund's investments and its financial statements for the reporting period.

The Fund's investment objective is to provide high current income through a diversified portfolio of both real estate securities and high-yield bonds.

Portfolio Co-Manager Steven Brown manages the real estate portion of the Fund. His investment approach combines analysis of security fundamentals and real estate with property sector diversification. His disciplined valuation methodology seeks out real estate securities that are attractively priced relative to their historical growth rates and the valuation of other property sectors.

Portfolio Co-Manager Wayne Plewniak manages the high-yield bond portion of the Fund. His investment approach focuses on preserving capital, generating income, and managing risk. He seeks to avoid the default and volatility risk associated with high-yield bonds by applying rigorous credit analysis to higher quality issues, and by emphasizing the intermediate range of the yield curve.

We believe our conservative investing philosophy and disciplined investment process will benefit you with superior current income over the long term.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to keep earning it.

Sincerely,

/s/ Peter Sundman

PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN
INCOME OPPORTUNITY FUND INC.
CLOSED-END FUNDS


"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2003 Neuberger Berman Management Inc. All rights reserved.

INCOME OPPORTUNITY FUND INC. PORTFOLIO COMMENTARY

We are pleased to present our first report to shareholders of the Neuberger Berman Income Opportunity Fund (AMEX: NOX), which had its inception on June 24, 2003. Although it is a short reporting period, the Fund's performance is off to a very good start.

The Fund's primary objective is high current income. To pursue this goal, the fund has invested approximately 50% of its assets in intermediate-term high-yield corporate bonds with maturities of ten years or less at the time of initial investment and 50% in real estate investment trust (REIT) securities, divided evenly between REIT common stocks and REIT preferred shares.

We believe that a well-managed portfolio of high-yield bonds and real estate securities can provide well-diversified investors with a solid income-producing investment for their portfolios. We believe that our conservative approach to investing will be gratifying for investors in the near and long term. We are optimistic about the prospects for the Fund.

REAL ESTATE INVESTMENT TRUST HOLDINGS

The combination of investors' strong appetite for yield, and confidence that commercial real estate fundamentals would improve along with the economy helped propel Real Estate Investment Trusts (REITs) to strong gains in the second half of fiscal 2003.

We believe the U.S. economy is in the early stages of an economic recovery that will extend through 2004 and into 2005. Consumer spending, which has supported the economy over the last several years, remains strong. Capital spending appears to be recovering as the capacity glut recedes. Perhaps most importantly, corporate America is finally hiring again. More Americans going back to work has positive implications for consumer confidence and consumer spending. It should also revive demand in the office sector, fundamentally the weakest property category. We doubt 2004 Gross Domestic Product Growth (GDP) growth will match the calendar third quarter's impressive 8.2% growth rate, but expect growth in the healthy 4% plus range.

We also expect commercial real estate fundamentals to improve significantly over the next 12 months. Supply growth, as measured by new permits and construction starts as a percentage of existing supply, is decelerating and we expect the level of supply growth for most property sectors will be below long-term averages for the next 12-18 months. Demand should improve substantially as the economy expands. Increasing demand should translate into accelerating earnings growth for REITs.

After REITs' exceptional absolute and relative performance in recent years, valuations are in the mid-to upper-end of historical ranges. While REITs no longer appear "cheap," we think they are reasonably priced relative to asset values and improving earnings prospects.

CUMULATIVE TOTAL RETURN  (Life of Fund as of October 31, 2003)

                                INCOME OPPORTUNITY FUND
                                 AMEX TICKER SYMBOL NOX
NAV                                               5.11%
MARKET PRICE                                    (4.67%)
INCEPTION DATE                               06/24/2003

HIGH-YIELD SECURITIES HOLDINGS

The high-yield securities market has performed very strongly in 2003, as investors reacted positively to the historically wide yield spread opportunities available through much of the year. As a result, the relative value provided by high-yield securities has been reduced, and the market's spread over Treasuries is now below historic averages.

The high-yield market's outsized gains and the relatively low yields for bonds overall suggest that now is not a time to reach for yield by dabbling in speculative issues or significantly lengthening duration. The Fund's high-yield bond portfolio composition has reflected our disciplined investment process and our preference for relatively high-quality companies that display market leadership, stable and proven managements, financial flexibility, the ability to cover their fixed charges, and a forthrightness in dealing with investors.

As we have noted in the past, we are not market prognosticators, but we have successfully managed portfolios of high-yield bonds through various market environments. We believe that our disciplined strategy will continue to provide an effective method of enhancing our clients' assets. Through disciplined portfolio management, rigorous fundamental analysis, in-depth market knowledge, and a disciplined approach to portfolio management, we will continue to focus on our longstanding investment objective of high total returns, while remaining mindful of the need for capital preservation.

Sincerely,


                               /s/ Steven R Brown


                              /s/ Wayne C. Plewniak


                         STEVEN BROWN AND WAYNE PLEWNIAK
                              PORTFOLIO CO-MANAGERS

                   This page has been left blank intentionally

                                               NEUBERGER BERMAN OCTOBER 31, 2003

SCHEDULE OF INVESTMENTS INCOME OPPORTUNITY FUND INC.

TOP TEN EQUITY HOLDINGS

     HOLDING                                     %
 1  iStar Financial                            5.0

 2  Health Care REIT                           4.2

 3  Apartment Investment & Management          3.8

 4  Mid-America Apartment Communities          3.8

 5  Mills Corp.                                3.1

 6  Kilroy Realty                              3.0

 7  Bedford Property Investors                 2.9

 8  Glimcher Realty Trust                      2.7

 9  Brandywine Realty Trust                    2.5

10  Gables Residential Trust                   2.4

                                                           MARKET VALUE +
NUMBER OF SHARES                                          (000'S OMITTED)
COMMON STOCKS (62.9%)

APARTMENTS (9.4%)
  78,000  Amli Residential
            Properties Trust                                   $    1,984
  34,600  Apartment Investment &
            Management                                              1,415
 100,000  Archstone-Smith Trust                                     2,670
  20,000  Avalonbay Communities                                       913
  96,100  Camden Property Trust                                     3,806
 190,300  Gables Residential Trust                                  6,124
  34,400  Home Properties                                           1,325
  66,500  Mid-America Apartment
            Communities                                             2,088
  79,300  Post Properties                                           2,094
  94,500  Town & Country Trust                                      2,195
                                                               ----------
                                                                   24,614

COMMUNITY CENTERS (4.8%)
   1,400  Agree Realty                                                 36
  83,600  Cedar Shopping Centers                                      963*
 168,900  Heritage Property
            Investment Trust                                        4,763
  10,600  Kramont Realty Trust                                        182
 156,000  New Plan Excel Realty Trust                               3,541
  23,000  Ramco-Gershenson
            Properties Trust                                          556
  61,000  Tanger Factory Outlet Centers                             2,463
                                                               ----------
                                                                   12,504

DIVERSIFIED (5.6%)
 136,300  Colonial Properties Trust                                 5,043
  10,000  Commercial Net Lease Realty                                 172
  94,200  iStar Financial                                           3,585
 156,000  Pennsylvania REIT                                         5,210
  10,000  Vornado Realty Trust                                        506
                                                               ----------
                                                                   14,516

HEALTH CARE (8.0%)
  69,000  Health Care Property Investors                            3,218
 307,302  Health Care REIT                                         10,187
  80,600  Healthcare Realty Trust                                   2,720
 109,000  Nationwide Health Properties                              1,995
  11,500  Universal Health Realty
            Income Trust                                              322
 133,000  Ventas, Inc.                                              2,487
                                                               ----------
                                                                   20,929

INDUSTRIAL (2.5%)
  90,200  EastGroup Properties                                      2,629@@
 105,100  First Industrial Realty Trust                             3,395
  26,800  Keystone Property Trust                                     536
                                                               ----------
                                                                    6,560

LODGING (1.2%)
  82,000  Hospitality Properties Trust                         $    3,007

MANUFACTURED HOMES (0.1%)
  10,000  Sun Communities                                             364

OFFICE (17.9%)
  54,000  American Financial Realty Trust                             821
 169,200  Arden Realty                                              4,732
 259,900  Brandywine Realty Trust                                   6,586
 130,300  CarrAmerica Realty                                        3,918
 142,800  Equity Office Properties Trust                            4,000
  83,400  Glenborough Realty Trust                                  1,626
 148,900  Highwoods Properties                                      3,693
 270,000  HRPT Properties Trust                                     2,527
  41,500  Koger Equity                                                804
 120,000  Mack-Cali Realty                                          4,523
 261,500  Maguire Properties                                        5,700
 191,000  Prentiss Properties Trust                                 5,776
 157,000  Trizec Properties                                         2,096
                                                               ----------
                                                                   46,802

OFFICE-INDUSTRIAL (7.6%)
 192,500  Bedford Property Investors                                5,055
 221,800  Kilroy Realty                                             6,410
 125,000  Liberty Property Trust                                    4,548
 169,000  Reckson Associates Realty                                 3,755
                                                               ----------
                                                                   19,768

REGIONAL MALLS (3.9%)
 257,000  Glimcher Realty Trust                                     5,443
  45,000  Macerich Co.                                              1,809
  58,700  Mills Corp.                                               2,395
  10,000  Simon Property Group                                        451
                                                               ----------
                                                                   10,098

SELF STORAGE (1.9%)
   2,700  Public Storage,
            Depositary Shares                                          78
 143,500  Sovran Self Storage                                       4,857
                                                               ----------
                                                                    4,935

TOTAL COMMON STOCKS
(COST $158,499)                                                $  164,097
                                                               ----------

See Notes to Schedule of Investments

                                                           MARKET VALUE +
NUMBER OF SHARES                                          (000'S OMITTED)
PREFERRED STOCKS (20.3%)

APARTMENTS (6.3%)
 300,000  Apartment Investment &
            Management, Ser. R                                 $    8,220
  12,400  Apartment Investment &
            Management, Ser. T                                        309
 302,200  Mid-America Apartment
            Communities, Ser. H                                     7,838
                                                               ----------
                                                                   16,367

COMMERCIAL FINANCING (0.4%)
  20,000  Anthracite Capital, Ser. C                                  525
  20,000  Newcastle Investment, Ser. B                                540
                                                               ----------
                                                                    1,065

DIVERSIFIED (3.8%)
  18,400  Crescent Real Estate
            Equities, Ser. B                                          494
 200,000  iStar Financial, Ser. E                                   5,230
 160,000  iStar Financial, Ser. F                                   4,160
                                                               ----------
                                                                    9,884

HEALTH CARE (0.9%)
  25,000  Health Care REIT, Ser. D                                    648
  58,000  LTC Properties, Ser. E                                    1,609
                                                               ----------
                                                                    2,257

LODGING (2.6%)
 182,000  Equity Inns, Ser. B                                       4,732
  77,500  LaSalle Hotel Properties, Ser. B                          2,016
                                                               ----------
                                                                    6,748

OFFICE (1.2%)
  62,600  Glenborough Realty Trust, Ser. A                          1,522
  60,000  Koger Equity, Ser. A                                      1,584
                                                               ----------
                                                                    3,106

OFFICE-INDUSTRIAL (1.5%)
  50,000  Bedford Properties
            Investors, Ser. A                                       2,500**
  60,000  Kilroy Realty, Ser. E                                     1,524@
                                                               ----------
                                                                    4,024

REGIONAL MALLS (3.2%)
  19,800  Crown American Realty
            Trust, Ser. A                                           1,163
  60,000  Glimcher Realty Trust, Ser. F                             1,554
  80,000  Mills Corp., Ser. B                                       2,158
 131,400  Mills Corp., Ser. E                                       3,482
                                                               ----------
                                                                    8,357

SPECIALTY (0.4%)
  40,000  Entertainment Properties
            Trust, Ser. A                                           1,090

TOTAL PREFERRED STOCKS
(COST $51,434)                                                 $   52,898
                                                               ----------

PRINCIPAL AMOUNT                                                                    RATING ~                    VALUE +
(000'S OMITTED)                                                             MOODY'S           S&P       (000's OMITTED)
CORPORATE DEBT SECURITIES (62.4%)
$  1,000  Accuride Corp., Senior Subordinated Notes, Ser. B,
          9.25%, due 2/1/08                                                   Caa1            CCC+            $     998
   1,000  AES Corp., Senior Notes, 9.38%, due 9/15/10                          B3              B-                 1,060
   2,875  AES Corp., Senior Secured Notes, 8.75%, due 5/15/13                  B2              B+                 3,069**
   3,000  Allied Waste North America, Inc., Guaranteed Notes,
          10.00%, due 8/1/09                                                   B2              B+                 3,262
   1,500  AMC Entertainment, Inc., Senior Subordinated Notes,
          9.50%, due 2/1/11                                                   Caa1            CCC+                1,577
   2,000  American Tower Corp., Notes,
          9.38%, due 2/1/09                                                   Caa1             CCC                2,100
   1,250  Armor Holdings, Inc., Senior Subordinated Notes,
          8.25%, due 8/15/13                                                   B1              B+                 1,341**
   2,250  ArvinMeritor, Inc., Notes, 8.75%, due 3/1/12                        Baa3             BB+                2,362@@
   1,500  Availl, Inc., Senior Notes, 7.63%, due 7/1/11                        B1                                 1,564
   2,000  Bavaria S.A., Senior Notes, 8.88%, due 11/1/10                       Ba3             BB                 1,960**
   1,000  Bowater, Inc., Senior Notes, 6.50%, due 6/15/13                      Ba1             BB+                  919**
   1,000  Buckeye Technologies, Inc., Senior Subordinated Notes,
          8.00%, due 10/15/10                                                 Caa1              B                   945
   1,000  Buckeye Technologies, Inc., Senior Notes,
          8.50%, due 10/1/13                                                   B3              B+                 1,045**
   2,875  Calpine Corp., Secured Notes,
          8.50%, due 7/15/10                                                                    B                 2,631**
   1,431  Calpoint Receivables Structured Trust 2001, Notes, 7.44%,
          due 12/10/06                                                        Caa1                                1,413**
   2,125  Case New Holland, Inc., Senior Notes, 9.25%, due 8/1/11              Ba3             BB-                2,359**@@
   2,500  Charter Communications Holdings II, Senior Notes,
          10.25%, due 9/15/10                                                 Caa1            CCC-                2,544**
   1,750  Cinemark USA, Inc., Senior Subordinated Notes, Ser. B,
          8.50%, due 8/1/08                                                    B3              B-                 1,824
   2,250  CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                    B3              B+                 2,289**
   1,000  Crown Castle International Corp., Senior Notes, 9.00%, due
          5/15/11                                                              B3              CCC                1,058
   2,500  Crown, Cork & Seal Co., Guaranteed Notes, 7.00%, due
          12/15/06                                                             B3               B                 2,512
   1,500  CSC Holdings, Inc., Senior Notes, Ser. B,
          8.13%, due 7/15/09                                                   B1              BB-                1,560
   1,000  Dayton Superior Corp., Secured Notes,
          10.75%, due 9/15/08                                                  B3              B+                 1,043**
   1,000  Delta Air Lines, Inc., Medium-Term Notes, Ser. C,
          6.65%, due 3/15/04                                                   B3                                   998
   2,000  Dole Foods Co., Inc., Senior Notes, 7.25%, due 6/15/10               B2              BB-                2,040
   1,500  Dresser, Inc., Guaranteed Notes, 9.38%, due 4/15/11                  B2               B                 1,541
   2,500  El Paso Natural Gas, Senior Notes, Ser. A, 7.63%, due 8/1/10         B1              B+                 2,475
   2,775  El Paso Production Holdings, Guaranteed Notes,
          7.75%, due 6/1/13                                                    B2              B+                 2,664**
   1,000  Entravision Communications Corp., Guaranteed Notes,
          8.13%, due 3/15/09                                                   B3              B-                 1,058
   1,500  Felcor Lodging L.P., Guaranteed Notes, 10.00%, due 9/15/08           B1               B                 1,612
   1,000  Ferrellgas Partners L.P., Senior Notes, 8.75%, due 6/15/12           B2               B                 1,090
   1,000  Forest Oil Corp., Senior Notes, 8.00%, due 6/15/08                   Ba3             BB                 1,070
   1,000  Friendly Ice Cream Corp., Guaranteed Notes,
          10.50%, due 12/1/07                                                  B3              B-                 1,036

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                     RATING ~                   VALUE +
(000'S OMITTED)                                                             MOODY'S           S&P       (000'S OMITTED)
$  1,000  Gaylord Entertainment Co., Senior Notes,
          8.00%, due 11/15/13                                                  B3              B-             $   1,029**@
     500  Georgia-Pacific Corp., Senior Notes,
          7.38%, due 7/15/08                                                   Ba2             BB+                  533
   2,000  Grant Prideco Escrow, Guaranteed Notes,
          9.00%, due 12/15/09                                                  Ba3             BB-                2,160
   1,500  Gulfmark Offshore, Inc., Guaranteed Notes,
          8.75%, due 6/1/08                                                    B1              BB-                1,519
   1,000  Hines Nurseries, Inc., Senior Notes,
          10.25%, due 10/1/11                                                  B3               B                 1,070**
   2,750  HMH Properties, Inc., Guaranteed Senior Notes, Ser. B,
          7.88%, due 8/1/08                                                    Ba3             B+                 2,839
   2,000  Inn of the Mountain Gods, Senior Notes,
          12.00%, due 11/15/10                                                Caa1              B                 2,090**@
   2,000  Insight Midwest, Senior Notes,
          9.75%, due 10/1/09                                                   B2              B+                 2,040
   1,000  Interface, Inc., Senior Subordinated Notes, Ser. B,
          9.50%, due 11/15/05                                                  B3             CCC+                  965
   1,250  IOS Capital LLC, Senior Notes,
          7.25%, due 6/30/08                                                   Ba1            BBB-                1,241
   1,000  Jafra Cosmetics, Senior Subordinated Notes,
          10.75%, due 5/15/11                                                  B3              B-                 1,100
   4,907  JP Morgan HYDIB, Notes,
          9.00%, due 6/20/08                                                   B3                                 5,048**
   1,000  Kappa Beheer BV, Guaranteed Notes,
          10.63%, due 7/15/09                                                  B2               B                 1,075
   1,500  KB Home, Senior Subordinated Notes,
          9.50%, due 2/15/11                                                   Ba3             BB-                1,665
   1,000  Level 3 Communications, Senior Discount Notes,
          10.50%, due 12/1/08                                                 Caa2             CC                   920
   2,000  Level 3 Communications, Senior Notes,
          9.13%, due 5/1/08                                                   Caa2             CC                 1,815
   1,000  Levi Strauss & Co., Notes,
          7.00%, due 11/1/06                                                   Ca               B                   780
   1,500  LNR Property Corp., Senior Subordinated Notes,
          7.63%, due 7/15/13                                                   Ba3             B+                 1,545**
   2,500  Lyondell Chemical Co., Secured Notes, Ser. B,
          9.88%, due 5/1/07                                                    Ba3             BB-                2,537
   1,500  MCI Communications Corp., Senior Debentures,
          7.13%, due 6/15/27                                                                                      1,241^ ^^
   1,000  MCI Communications Corp., Senior Notes,
          7.50%, due 8/20/04                                                                                        828^ ^^
   1,500  MGM Mirage, Inc., Guaranteed Notes,
          6.00%, due 10/1/09                                                   Ba1             BB+                1,519
   2,000  Millennium America, Inc., Guaranteed Notes,
          7.00%, due 11/15/06                                                  Ba3             BB-                1,965
   1,500  Nalco Co., Senior Subordinated Notes,
          8.88%, due 11/15/13                                                 Caa1              B                 1,560**@
   1,000  Navistar International, Senior Subordinated Notes, Ser. B,
          8.00%, due 2/1/08                                                    B2               B                 1,018
   1,625  Nevada Power Co., Notes, Ser. E,
          10.88%, due 10/15/09                                                 Ba2                                1,808
   2,500  Nextel Communications, Inc., Senior Notes,
          7.38%, due 8/1/15                                                    B2              B+                 2,600

PRINCIPAL AMOUNT                                                                     RATING ~                   VALUE +
(000'S OMITTED)                                                             MOODY'S           S&P       (000's OMITTED)
$  1,000  Norske Skog Canada Ltd., Guaranteed Senior Notes, Ser. D,
          8.63%, due 6/15/11                                                   Ba2             BB             $   1,025
   1,500  Nortek, Inc., Senior Subordinated Notes, Ser. B,
          9.88%, due 6/15/11                                                   B3              B-                 1,616
   1,000  Northwest Airlines, Inc., Guaranteed Notes,
          8.38%, due 3/15/04                                                  Caa1             B-                 1,000
   1,834  Northwest Airlines, Inc., Pass-Through Certificates, Ser. 2001-1,
          Class B, 7.69%, due 4/1/17                                           Ba2             BB+                1,524
   1,000  OM Group, Inc., Guaranteed Notes,
          9.25%, due 12/15/11                                                 Caa1             B-                 1,010
   1,500  Owens-Brockway Glass Container, Inc., Senior Notes,
          8.25%, due 5/15/13                                                   B2              B+                 1,582
   1,000  Paramount Resources Ltd., Senior Notes,
          7.88%, due 11/1/10                                                   B2               B                   995
   1,000  Perry Ellis International, Inc., Senior Subordinated Notes,
          8.88%, due 9/15/13                                                   B3              B-                 1,038**
   2,000  PSE&G Energy Holdings, Notes,
          7.75%, due 4/16/07                                                                                      2,020^^
   2,000  Qwest Capital Funding, Guaranteed Notes,
          5.88%, due 8/3/04                                                   Caa2            CCC+                1,992
   1,500  Qwest Capital Funding, Guaranteed Notes,
          7.25%, due 2/15/11                                                  Caa2            CCC+                1,395
   1,250  Reddy Ice Group, Inc., Senior Subordinated Notes,
          8.88%, due 8/1/11                                                    B3              B-                 1,306**
   2,500  Reliant Resources, Inc., Secured Notes,
          9.25%, due 7/15/10                                                   B1               B                 2,237**
   2,000  Remington Arms Co., Inc., Guaranteed Notes,
          10.50%, due 2/1/11                                                   B2              B-                 2,092
   1,500  Resolution Performance, Senior Subordinated Notes,
          13.50%, due 11/15/10                                                Caa1             B-                 1,418
   1,000  Salem Communications, Guaranteed Notes,
          7.75%, due 12/15/10                                                  B3              B-                 1,030
   1,500  Sequa Corp., Senior Notes, Ser. B,
          8.88%, due 4/1/08                                                    B1              BB-                1,637
   1,250  Six Flags, Inc., Senior Notes,
          8.88%, due 2/1/10                                                    B2              B-                 1,188
   1,500  Smithfield Foods, Inc., Senior Subordinated Notes,
          7.63%, due 2/15/08                                                   Ba3             BB-                1,575
   1,000  Southern Star Central Corp., Secured Notes,
          8.50%, due 8/1/10                                                    B1              B+                 1,060**
   2,000  Spanish Broadcasting System, Inc., Guaranteed Senior Notes,
          9.63%, due 11/1/09                                                  Caa1            CCC+                2,075
   1,500  Stena AB, Senior Notes,
          9.63%, due 12/1/12                                                   Ba3             BB                 1,635
   1,550  Stone Container Corp., Senior Notes,
          9.75%, due 2/1/11                                                    B2               B                 1,689
   1,250  Teco Energy, Inc., Senior Notes,
          7.50%, due 6/15/10                                                   Ba1             BB+                1,284
   2,875  Tembec Industries, Inc., Guaranteed Senior Notes,
          8.63%, due 6/30/09                                                   Ba3             BB                 2,803
   2,500  Tenet Healthcare Corp., Senior Notes,
          6.38%, due 12/1/11                                                   Ba3             BB-                2,319
   1,500  TFM S.A. de C.V., Guaranteed Notes,
          11.75%, due 6/15/09                                                  B1              B+                 1,511

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                     RATING ~                   VALUE +
(000'S OMITTED)                                                             MOODY'S           S&P       (000'S OMITTED)
$  2,000  Triton PCS, Inc., Guaranteed Notes,
          9.38%, due 2/1/11                                                    B3              B-             $   1,975
   2,000  United Rentals, Inc., Guaranteed Notes, Ser. B,
          9.25%, due 1/15/09                                                   B2              B+                 2,105
   1,000  United Rentals, Inc., Senior Subordinated Notes,
          7.75%, due 11/15/13                                                  B2              B+                   998**@
   2,175  United States Steel LLC, Senior Notes,
          10.75%, due 8/1/08                                                   B1              BB-                2,387
   1,500  Utilicorp United, Inc., Senior Notes,
          7.00%, due 7/15/04                                                  Caa1              B                 1,502
   1,250  Vitro S.A. de C.V., Notes,
          11.75%, due 11/1/13                                                  B2              B-                 1,209**@@
   2,000  Vought Aircraft Industries, Inc., Senior Notes,
          8.00%, due 7/15/11                                                   B2               B                 2,010**
   1,250  Warnaco, Inc., Senior Notes,
          8.88%, due 6/15/13                                                   B2               B                 1,338**
   1,500  Williams Cos., Inc., Senior Notes,
          8.63%, due 6/1/10                                                    B3              B+                 1,642
   2,000  Williams Cos., Inc., Notes,
          7.63%, due 7/15/19                                                   B3              B+                 1,960
   2,000  Williams Scotsman, Inc., Guaranteed Senior Notes,
          9.88%, due 6/1/07                                                    B3               B                 2,030
                                                                                                              ---------
          TOTAL CORPORATE DEBT SECURITIES (COST $160,245)                                                       162,741
                                                                                                              ---------

REPURCHASE AGREEMENTS (2.8%)
   7,205  State Street Bank and Trust Co. Repurchase Agreement, 0.97%,
          due 11/3/03, dated 10/31/03, Maturity Value $7,205,582,
          Collateralized by $7,350,000 U.S. Treasury Notes, 1.75%, due
          12/31/04 (Collateral Value $7,425,146) (COST $7,205)                                                    7,205#
                                                                                                              ---------

SHORT-TERM INVESTMENTS (1.5%)
   3,991  Neuberger Berman Institutional Cash Fund Trust Class
          (COST $3,991)                                                                                           3,991#!
                                                                                                              ---------

          TOTAL INVESTMENTS (149.9%) (COST $381,374)                                                            390,932##

          Liabilities, less cash, receivables and other assets [(1.8%)]                                          (4,614)
          Liquidation Value of Auction Preferred Shares [(48.1%)]                                              (125,500)
                                                                                                              ---------

          TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)                                         $ 260,818
                                                                                                              ---------

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities of the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities by a method the directors of Neuberger Berman Income Opportunity Fund Inc. believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At October 31, 2003, the cost of investments for U.S. Federal income tax purposes was $381,422,000. Gross unrealized appreciation of investments was $11,220,000 and gross unrealized depreciation of investments was $1,710,000, resulting in net unrealized appreciation of $9,510,000, based on cost for U.S. Federal income tax purposes.

! Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

*    Non-income producing security.

** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At October 31, 2003, these securities amounted to $49,315,000 or 18.9% of net assets applicable to common shareholders.

@ Security purchased on a when-issued basis. At October 31, 2003, these securities amounted to $7,201,000.

@@ Security is segregated as collateral for when-issued purchase commitments and as collateral for interest rate swap contracts.

^    Non-income producing security - in default.

^^   Not rated by a nationally recognized statistical rating organization.

~    Credit ratings are unaudited.

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2003

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN                                                                           INCOME OPPORTUNITY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                                 FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTE A)--SEE
     SCHEDULE OF INVESTMENTS                                                                       $  390,932
     Cash                                                                                                   7
-------------------------------------------------------------------------------------------------------------
     Dividends and interest receivable                                                                  4,571
     Receivable for securities sold                                                                     3,078
=============================================================================================================
TOTAL ASSETS                                                                                          398,588
=============================================================================================================
LIABILITIES
     Dividends payable--preferred shares                                                                    8
     Dividends payable--common shares                                                                     292
-------------------------------------------------------------------------------------------------------------
     Payable for securities purchased                                                                  10,921
     Interest rate swaps, at market value (Note A)                                                         49
-------------------------------------------------------------------------------------------------------------
     Net payable for swap contracts (Note A)                                                               41
     Payable for offering costs (Note A)                                                                  219
-------------------------------------------------------------------------------------------------------------
     Payable to investment manager-net (Note B)                                                           108
     Payable to administrator (Note B)                                                                     79
-------------------------------------------------------------------------------------------------------------
     Due to custodian                                                                                     463
     Accrued expenses and other payables                                                                   90
=============================================================================================================
TOTAL LIABILITIES                                                                                      12,270
=============================================================================================================
AUCTION PREFERRED SHARES SERIES A & B AT LIQUIDATION VALUE
     6,000 shares authorized; 5,020 shares issued and outstanding;
     $.0001 par value; $25,000 liquidation value per share (Note A)                                   125,500
=============================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                              $  260,818
=============================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
     Paid-in capital--common shares                                                                $  251,656
     Undistributed (dividends in excess of) net investment income                                        (347)
-------------------------------------------------------------------------------------------------------------
     Net unrealized appreciation (depreciation) in value of investments                                 9,509
=============================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                              $  260,818
=============================================================================================================
COMMON SHARES OUTSTANDING ($.0001 par value; 999,994,000 shares authorized)                            17,724
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                                       $    14.72
=============================================================================================================
*COST OF INVESTMENTS                                                                               $  381,374
=============================================================================================================

See Notes to Financial Statements

  NEUBERGER BERMAN FOR THE PERIOD FROM JULY 2, 2003 (COMMENCEMENT OF OPERATIONS)
                                                             TO OCTOBER 31, 2003

STATEMENT OF OPERATIONS

NEUBERGER BERMAN                                                                           INCOME OPPORTUNITY
(000'S OMITTED)                                                                                          FUND
INVESTMENT INCOME
Dividend income                                                                                    $    2,313
Interest income                                                                                         2,765
-------------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note A)                                                     67
=============================================================================================================
Total income                                                                                            5,145
=============================================================================================================

EXPENSES:
Investment management fee (Note B)                                                                        565
Administration fee (Note B)                                                                               239
-------------------------------------------------------------------------------------------------------------
Auction agent fees (Note B)                                                                                23
Auditing fees                                                                                              22
-------------------------------------------------------------------------------------------------------------
Basic maintenance expense (Note B)                                                                          3
Custodian fees (Note B)                                                                                    38
-------------------------------------------------------------------------------------------------------------
Directors' fees and expenses                                                                                9
Legal fees                                                                                                 12
-------------------------------------------------------------------------------------------------------------
Net interest expense on interest rate swap contracts (Note A)                                              41
Shareholder reports                                                                                        11
-------------------------------------------------------------------------------------------------------------
Stock transfer agent fees                                                                                  14
Miscellaneous                                                                                               6
=============================================================================================================
Total expenses                                                                                            983

Investment management fee waived (Note B)                                                                (239)
=============================================================================================================
Expenses reduced by custodian fee expense offset and commission
 recapture arrangements (Note B)                                                                           (9)
=============================================================================================================
Total net expenses                                                                                        735
=============================================================================================================
Net investment income                                                                                   4,410
=============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold                                                    931
Change in net unrealized appreciation (depreciation) in value of:
-------------------------------------------------------------------------------------------------------------
       Investment securities (Note A)                                                                   9,558
       ======================================================================================================
       Interest rate swap contracts (Note A)                                                              (49)
       ------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                         10,440
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
       Net investment income                                                                             (142)
       ======================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
 RESULTING FROM OPERATIONS                                                                         $   14,708
=============================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      INCOME OPPORTUNITY FUND

                                                                                                  PERIOD FROM
                                                                                                 JULY 2, 2003
                                                                                                (COMMENCEMENT
                                                                                            OF OPERATIONS) TO
NEUBERGER BERMAN                                                                                  OCTOBER 31,
(000'S OMITTED)                                                                                          2003
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                                                       $    4,410
Net realized gain (loss) on investments                                                                   931
-------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                                     9,509
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income                                                                                    (117)
Net realized gain on investments                                                                          (23)
Tax return of capital                                                                                      (2)
-------------------------------------------------------------------------------------------------------------
Total distributions to preferred shareholders                                                            (142)
=============================================================================================================
Net increase (decrease) in net assets applicable to common shareholders
 resulting from operations                                                                             14,708
=============================================================================================================
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income                                                                                  (4,645)
Net realized gain on investments                                                                         (903)
-------------------------------------------------------------------------------------------------------------
Tax return of capital                                                                                    (101)
=============================================================================================================
Total distributions to common shareholders                                                             (5,649)
=============================================================================================================
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from initial capitalization (Note D)                                                         100
Net proceeds from issuance of common shares                                                           238,249
Net proceeds from underwriters' over-allotment option exercised                                        15,010
-------------------------------------------------------------------------------------------------------------
Payments for preferred shares offering costs                                                           (1,600)
=============================================================================================================
Total net proceeds from capital share transactions                                                    251,759
=============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                               260,818

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                                                                        --
=============================================================================================================
End of period                                                                                      $  260,818
=============================================================================================================
Accumulated undistributed (distributions in excess of) net investment
 income at end of period                                                                           $     (347)
=============================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS INCOME OPPORTUNITY FUND INC.

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Income Opportunity Fund Inc. (the "Fund") was organized as a Maryland corporation on April 17, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until July 2, 2003, other than matters relating to its organization and the sale on June 18, 2003 of 6,981 shares of common stock for $100,003 ($14.325 per share) to Neuberger Berman, LLC ("Neuberger"), the Fund's sub-adviser. The Board of Directors of the Fund may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 FEDERAL INCOME TAXES: It is the intention of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

5 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay dividends to common shareholders from net investment income on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Dividends and distributions to preferred shareholders are accrued and determined as described in Note A-7.

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

     On September 29, 2003 the Fund declared two monthly dividends to common shareholders from its net investment income in the amount of $0.10625 per share per month, payable after the fiscal year end, on November 28, 2003 and December 30, 2003, to shareholders of record on November 14, 2003 and December 12, 2003, respectively, with ex-dividend dates of November 12, 2003 and December 10, 2003, respectively.

     The tax character of distributions paid during the period ended October 31, 2003 was as follows:

                                                     DISTRIBUTIONS PAID FROM:

                                 ORDINARY         LONG-TERM        TAX RETURN
                                   INCOME              GAIN        OF CAPITAL            TOTAL
                                     2003              2003              2003             2003
                              $ 5,506,297         $ 182,404         $ 102,939      $ 5,791,640

     As of October 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

           UNDISTRIBUTED    UNDISTRIBUTED        UNREALIZED              LOSS
                ORDINARY        LONG-TERM      APPRECIATION     CARRYFORWARDS
                  INCOME             GAIN    (DEPRECIATION)     AND DEFERRALS             TOTAL
           $          --    $          --    $    9,461,070     $          --       $ 9,461,070

     The difference between book basis and tax basis is attributable to the timing differences of dividend payments and the amortization of bond premium.

6 EXPENSE ALLOCATION: Some bills are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses can otherwise be made fairly.

7 REDEEMABLE PREFERRED SHARES: On June 5, 2003, the Fund re-classified 6,000 unissued shares of capital stock as Series A Auction Preferred Shares and Series B Auction Preferred Shares ("Preferred Shares"). On September 26, 2003, the Fund issued 2,510 Series A Auction Preferred Shares and 2,510 Series B Auction Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid dividends, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

     Except when the Fund has declared a special rate period, dividends to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days. Dividend rates are reset every 7 days based on the results of an auction, except during special rate periods. For the period from September 26, 2003 to October 31, 2003, dividend rates ranged from 1.13% to 1.20% for Series A and 1.10% to 1.17% for Series B Auction Preferred Shares. The Fund declared dividends to preferred shareholders for the period November 1, 2003 to November 30, 2003 of $60,391 and $61,445 for Series A and Series B Auction Preferred Shares, respectively.

     The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any dividend payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund failed to pay dividends on Preferred Shares for two consecutive years.

8 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that the Fund's investment manager has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. The Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The payment flows are netted against each other, with the difference being paid by one party to the other. The Fund will segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

     The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as net interest income or net interest expense on interest rate swap contracts. Realized gains and losses from terminated swaps are included in net realized gains or losses in the Statement of Operations. At October 31, 2003, the Fund had outstanding interest rate swap contracts as follows:

                                                                                   RATE TYPE
                                                                      -----------------------------------
                                                                       PAYMENTS MADE   PAYMENTS RECEIVED        UNREALIZED
     SWAP COUNTER PARTY      NOTIONAL AMOUNT      TERMINATION DATE       BY THE FUND      BY THE FUND(1)      DEPRECIATION
     Citibank, N.A.             $ 70,000,000      October 24, 2008             3.63%               1.12%          $ 49,131

     (1) 30 day LIBOR (London Interbank Offered Rate)

     9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same directors and trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on these assets. For the period ended October 31, 2003, income earned on this investment amounted to $67,153 and is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

11 ORGANIZATION EXPENSES AND OFFERING COSTS: Management has agreed to pay all organizational expenses and the amount by which the Fund's offering costs for common stock (other than sales load) exceed $0.03 per share. The costs incurred by Management were approximately $342,034. Offering costs for common stock paid by the Fund were charged as a reduction of common stock paid-in-capital at the completion of the Fund's offerings and amounted to $531,709.

     Additionally, estimated offering costs of $345,000 and a sales load of $1,255,000 incurred through the issuance of Preferred Shares were charged as a reduction of common stock paid-in-capital at the completion of the Fund's Preferred Shares offering.

12 CONCENTRATION OF RISK: The Fund may, for cash management purposes, during a reasonable start-up period following the initial offering, or for defensive purposes, temporarily hold all or a substantial portion of its assets in cash, high-quality, short-term money market instruments, including shares of money market funds that are managed by Management, or in high-quality debt securities. The ability of the issuers of the money market instruments and debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Following the start-up period, under normal market conditions, the Fund's equity investments will be primarily concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund shares may fluctuate more due to economic, legal, cultural or technological developments affecting the United States real estate industry than would the shares of a fund not concentrated in the real estate industry. The Fund's debt investments will be primarily concentrated in high-yield corporate debt securities rated, at the time of investment, Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corp, or if unrated by either of those entities, determined by Management to be of comparable quality. Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value of the Fund shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
     AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

     Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

           FISCAL PERIOD OR YEAR ENDED                 % OF AVERAGE
                  OCTOBER 31,                      DAILY MANAGED ASSETS
        -------------------------------------------------------------------
                  2003 - 2008                              0.25
                     2009                                  0.19
                     2010                                  0.13
                     2011                                  0.07

     Management has not agreed to waive any portion of its fees beyond October 31, 2011.

     For the period ended October 31, 2003, such waived fees amounted to $238,842.

     The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     On October 31, 2003, Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc., ("Lehman"), a publicly held company ("the Transaction"). Upon completion of the Transaction, the Fund's management and sub-advisory agreements automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction (see Report of Votes of Shareholders). Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $7,536.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $1,635.

     In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

     In order to satisfy ratings agency requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that it is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA rating on the Preferred Shares. 'Discounted value' refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at a rate depending on their rating. The Fund pays a fee to State Street, as Fund sub-administrator, for the preparation of this report.

     NOTE C--SECURITIES TRANSACTIONS:

     During the period ended October 31, 2003, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $414,655,000 and $44,661,000, respectively.

     During the period ended October 31, 2003, brokerage commissions on securities transactions amounted to $272,034, of which Neuberger received $174,819, Lehman received $0, and other brokers received $97,215.

     NOTE D--CAPITAL:

     At October 31, 2003, the common shares outstanding and the common shares owned by Neuberger for the Fund were as follows:

                                                                   COMMON SHARES          COMMON SHARES
                                                                     OUTSTANDING     OWNED BY NEUBERGER
                                                                      17,723,648                  6,981

     Transactions in common shares of capital stock for the period ended October 31, 2003 were as follows:

                      COMMON SHARES ISSUED IN CONNECTION WITH:

                                                 UNDERWRITERS'     REINVESTMENT OF      NET INCREASE IN
     INITIAL             INITIAL PUBLIC      EXERCISE OF OVER-       DIVIDENDS AND        COMMON SHARES
     CAPITALIZATION            OFFERING       ALLOTMENT OPTION       DISTRIBUTIONS          OUTSTANDING
     6,981                   16,666,667              1,050,000                  --           17,723,648

                                               NEUBERGER BERMAN OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS  INCOME OPPORTUNITY FUND INC.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

                                                                                                           PERIOD FROM
                                                                                                         JULY 2, 2003^
                                                                                                        TO OCTOBER 31,
                                                                                                       ---------------
                                                                                                                  2003
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD                                                      $         14.33
                                                                                                       ---------------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)                                                                                       .25
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                                                   .59
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
  NET INVESTMENT INCOME                                                                                           (.01)
  NET CAPITAL GAINS                                                                                               (.00)
  TAX RETURN OF CAPITAL                                                                                           (.00)
                                                                                                       ---------------
  TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                                                                   (.01)
                                                                                                       ---------------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS                                                 .83
                                                                                                       ---------------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
  NET INVESTMENT INCOME                                                                                           (.27)
  NET CAPITAL GAINS                                                                                               (.05)
  TAX RETURN OF CAPITAL                                                                                           (.00)
                                                                                                       ---------------
  TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                                                                      (.32)
                                                                                                       ---------------
LESS CAPITAL CHARGES:
ISSUANCE OF COMMON SHARES                                                                                         (.03)
ISSUANCE OF PREFERRED SHARES                                                                                      (.09)
                                                                                                       ---------------
TOTAL CAPITAL CHARGES                                                                                             (.12)
                                                                                                       ---------------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                                                            $         14.72
                                                                                                       ---------------
COMMON SHARE MARKET VALUE, END OF PERIOD                                                               $         13.98
                                                                                                       ---------------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                                                                      +5.11%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                                                                         -4.67%**

RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF PERIOD (IN MILLIONS)                              $         260.8
PREFERRED STOCK, AT LIQUIDATION VALUE ($25,000 PER SHARE LIQUIDATION PREFERENCE) (IN MILLIONS)         $         125.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS#                                   .88%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS~                                     .87%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED STOCK DIVIDENDS TO AVERAGE
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                                    5.24%*
RATIO OF PREFERRED STOCK DIVIDENDS TO AVERAGE NET ASSETS
  APPLICABLE TO COMMON SHAREHOLDERS                                                                                .17%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED STOCK DIVIDENDS TO AVERAGE NET ASSETS
  APPLICABLE TO COMMON SHAREHOLDERS                                                                               5.07%*
PORTFOLIO TURNOVER RATE                                                                                             21%
ASSET COVERAGE PER SHARE OF PREFERRED STOCK, END OF PERIOD@                                            $        76,957

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS INCOME OPPORTUNITY FUND INC.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Total return would have been lower if Management had not waived a portion of the investment management fee.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

~ After waiver of a portion of the investment management fee. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets applicable to common shareholders would have been:

                                    PERIOD ENDED
                                     OCTOBER 31,
                                         2003(1)
                                            1.16%

(1)  Period from July 2, 2003 to October 31, 2003.

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid dividends on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

++ Expense ratios do not include the effect of dividend payments to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares. Each ratio of expenses to average net assets applicable to common shareholders and each ratio of net investment income (loss) to average net assets applicable to common shareholders includes the effect of the net interest expense paid on interest rate swap contracts of 0.05%.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Neuberger Berman Income Opportunity Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Income Opportunity Fund Inc., (the "Fund") as of October 31, 2003, and the related statement of operations, statement of changes in net assets and financial highlights for the period from July 2, 2003 (commencement of operations) to October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Income Opportunity Fund Inc. at October 31, 2003, the results of its operations, changes in its net assets, and its financial highlights for the period from July 2, 2003 (commencement of operations) to October 31, 2003, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Ernst & Young LLP

Boston, Massachusetts
December 5, 2003

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Dividend Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the dividend payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

                  This page has been left blank intentionally

DIRECTORY

     INVESTMENT MANAGER AND ADMINISTRATOR
     Neuberger Berman Management Inc.
     605 Third Avenue 2nd Floor
     New York, NY 10158-0180
     877.461.1899 or 212.476.8800

     SUB-ADVISER
     Neuberger Berman, LLC
     605 Third Avenue
     New York, NY 10158-3698

     CUSTODIAN
     State Street Bank and Trust Company
     225 Franklin Street
     Boston, MA 02110

     STOCK TRANSFER AGENT
     Bank of New York
     101 Barclay Street, 11-E
     New York, NY 10286

     LEGAL COUNSEL
     Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, NW
     2nd Floor
     Washington, DC 20036-1800

     INDEPENDENT AUDITORS
     Ernst & Young LLP
     200 Clarendon Street
     Boston, MA 02116

DIRECTORS AND OFFICERS (UNAUDITED)

The following tables set forth information concerning the directors and officers of the Funds. All persons named as directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman, LLC. The Statement of Additional Information for each Fund includes additional information about fund directors and is available upon request, without charge, by calling (877) 461-1899.

THE BOARD OF DIRECTORS

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                   FUND COMPLEX
   NAME, AGE, ADDRESS (1)                                                           OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
   AND POSITION WITH FUND                  PRINCIPAL OCCUPATION(S) (2)                DIRECTOR         FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS I

INDEPENDENT FUND DIRECTORS*

Faith Colish (68)              Counsel, Carter Ledyard & Milburn LLP (law firm)         37        Director, American Bar Retirement
Director                       since October 2002; Formerly, Attorney at Law and                  Association (ABRA) since 1997
                               Corporation, 1980 to 2002.                                         (not-for-profit membership
                                                                                                  association).

C. Anne Harvey (66)            Consultant, C. A. Harvey Associates, since June          37        Member, Individual Investors
Director                       2001; Director, AARP, 1978 to December 2000.                       Advisory Committee to the New York
                                                                                                  Stock Exchange Board of Directors,
                                                                                                  1998 to June 2002; President,
                                                                                                  Board of Associates to The
                                                                                                  National Rehabilitation Hospital's
                                                                                                  Board of Directors, since 2002;
                                                                                                  Member, American Savings Education
                                                                                                  Council's Policy Board (ASEC),
                                                                                                  1998-2000; Member, Executive
                                                                                                  Committee, Crime Prevention
                                                                                                  Coalition of America, 1997-2000.

Cornelius T. Ryan (71)         Founding General Partner, Oxford Partners and            37        Director, Capital Cash Management
Director                       Oxford Bioscience Partners (venture capital                        Trust (money market fund),
                               partnerships) and President, Oxford Venture                        Naragansett Insured Tax-Free
                               Corporation.                                                       Income Fund, Rocky Mountain Equity
                                                                                                  Fund, Prime Cash Fund, several
                                                                                                  private companies and QuadraMed
                                                                                                  Corporation (NASDAQ).

Peter P. Trapp (58)            Regional Manager for Atlanta Region, Ford Motor          37
Director                       Credit Company since August 1997; prior thereto,
                               President, Ford Life Insurance Company, April
                               1995 until August 1997.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                   FUND COMPLEX
   NAME, AGE, ADDRESS (1)                                                           OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
   AND POSITION WITH FUND                  PRINCIPAL OCCUPATION(S) (2)                DIRECTOR         FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DIRECTOR WHO IS AN "INTERESTED PERSON"

Peter E. Sundman* (44)         Executive Vice President, Neuberger Berman since         37        Executive Vice President,
Chief Executive Officer,       1999; Principal, Neuberger Berman from 1997 until                  Neuberger Berman Inc. (holding
Director and Chairman          1999; Senior Vice President, NB Management from                    company) since 1999 and Director
of the Board                   1996 until 1999.                                                   from October 1999 through March
                                                                                                  2003; President and Director, NB
                                                                                                  Management since 1999; Head of
                                                                                                  Neuberger Berman Inc.'s Mutual
                                                                                                  Funds and Institutional Business
                                                                                                  since 1999; Director and Vice
                                                                                                  President, Neuberger & Berman
                                                                                                  Agency, Inc. since 2000.

                                                              CLASS II

INDEPENDENT FUND DIRECTORS*

John Cannon (73)               Consultant. Formerly, Chairman and Chief                 37        Independent Trustee or Director of
Director                       Investment Officer, CDC Capital Management                         three series of OppenheimerFunds:
                               (registered investment adviser), 1993-January                      Limited Term New York Municipal
                               1999; prior thereto, President and Chief Executive                 Fund, Rochester Fund Municipals,
                               Officer, AMA Investment Advisors, an affiliate                     and Oppenheimer Convertible
                               of the American Medical Association.                               Securities Fund, since 1992.

Barry Hirsch (70)              Attorney at Law. Senior Counsel, Loews Corporation       37
Director                       (diversified financial corporation) May 2002 until
                               April 2003; prior thereto, Senior Vice President,
                               Secretary and General Counsel, Loews Corporation.

John P. Rosenthal (70)         Senior Vice President of Burnham Securities Inc.         37        Director, 92nd Street Y (non-
Director                       (a registered broker-dealer) since 1991.                           profit) since 1967; Formerly,
                                                                                                  Director, Cancer Treatment
                                                                                                  Holdings, Inc.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                   FUND COMPLEX
   NAME, AGE, ADDRESS (1)                                                           OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
   AND POSITION WITH FUND                  PRINCIPAL OCCUPATION(S) (2)                DIRECTOR         FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (53)           General Partner, Seip Investments LP (a private          37        Director, H&R Block, Inc.
Director                       investment partnership); President and CEO,                        (financial services company) since
                               Westaff, Inc. (temporary staffing), May 2001 to                    May 2001; Director, General Magic
                               January 2002; Senior Executive at the Charles                      (voice recognition software) since
                               Schwab Corporation from 1983 to 1999, including                    November 2001; Director, Forward
                               Chief Executive Officer, Charles Schwab Investment                 Management, Inc. (asset
                               Management, Inc. and Trustee, Schwab Family of                     management), since 2001; Director,
                               Funds and Schwab Investments from 1997 to 1998 and                 E-Finance Corporation (credit
                               Executive Vice President-Retail Brokerage,                         decisioning services) since 1999;
                               Charles Schwab Investment Management from 1994 to                  Director, Save-Daily.com (micro
                               1997.                                                              investing services) since 1999;
                                                                                                  Formerly, Director, Offroad
                                                                                                  Capital Inc. (pre-public internet
                                                                                                  commerce company).

DIRECTOR WHO IS AN "INTERESTED PERSON"

Jack L. Rivkin* (63)           Executive Vice President and Chief Investment            37        Director, Dale Carnegie and
President and Director         Officer, Neuberger Berman since 2002 and 2003,                     Associates, Inc. (private company)
                               respectively; Director and Chairman, NB Management                 since 1998; Director, Emagin Corp.
                               since December 2002; Executive Vice President,                     (public company) since 1997;
                               Citigroup Investments, Inc. from September 1995 to                 Director, Solbright, Inc. (private
                               February 2002; Executive Vice President, Citigroup                 company) since 1998; Director,
                               Inc. from September 1995 to February 2002.                         Infogate, Inc. (private company)
                                                                                                  since 1997.

                                                             CLASS III

INDEPENDENT FUND DIRECTORS*

Walter G. Ehlers (70)          Consultant; Retired President and Director,              37
Director                       Teachers Insurance & Annuity (TIAA) and College
                               Retirement Equities Fund (CREF).

Robert A. Kavesh (76)          Marcus Nadler Professor of Finance and Economics         37        Director, DEL Laboratories, Inc.
Director                       Emeritus, New York University Stern School of                      (cosmetics and pharmaceuticals)
                               Business.                                                          since 1978; The Caring Community
                                                                                                  (not-for-profit).

Howard A. Mileaf (66)          Retired. Formerly, Vice President and Special            37        Director, WHX Corporation (holding
Director                       Counsel, WHX Corporation (holding company)                         company) since August 2002;
                               1993-2001.                                                         Director, Webfinancial Corporation
                                                                                                  (holding company) since December
                                                                                                  2002; Director, State Theatre of
                                                                                                  New Jersey (not-for-profit
                                                                                                  theater) since 2000; Formerly,
                                                                                                  Director, Kevlin Corporation
                                                                                                  (manufacturer of microwave and
                                                                                                  other products).

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                   FUND COMPLEX
   NAME, AGE, ADDRESS (1)                                                           OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
   AND POSITION WITH FUND                  PRINCIPAL OCCUPATION(S) (2)                DIRECTOR         FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND DIRECTORS*

William E. Rulon (71)          Retired. Senior Vice President, Foodmaker, Inc.          37        Director, Pro-Kids Golf and
Director                       (operator and franchiser of restaurants) until                     Learning Academy (teach golf and
                               January 1997.                                                      computer usage to "at risk"
                                                                                                  children) since 1998; Director,
                                                                                                  Prandium, Inc. (restaurants) from
                                                                                                  March 2001 until July 2002.

Candace L. Straight (56)       Private investor and consultant specializing in          37        Director, Providence Washington
Director                       the insurance industry; Advisory Director,                         (property and casualty insurance
                               Securitas Capital LLC (a global private equity                     company) since December 1998;
                               investment firm dedicated to making investments in                 Director, Summit Global Partners
                               the insurance sector).                                             (insurance brokerage firm) since
                                                                                                  October 2000.

DIRECTOR WHO IS AN "INTERESTED PERSON"

Edward I. O'Brien* (75)        Member, Investment Policy Committee, Edward Jones,       37        Director, Legg Mason, Inc.
Director                       1993-2001; President, Securities Industry                          (financial services holding
                               Association ("SIA") (securities industry's                         company) since 1993; Director,
                               representative in government relations and                         Boston Financial Group (real
                               regulatory matters at the federal and state                        estate and tax shelters)
                               levels) 1974-1992; Adviser to SIA, November                        1993-1999.
                               1992-November 1993.

* Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman. Mr. O'Brien is an interested person of the Fund by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds or accounts for which NB Management serves as investment manager.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each person has held the positions shown for at least the last five years. The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meetings of stockholders held in 2006, 2004, and 2005 respectively, and at each third annual meeting of stockholders thereafter.

INFORMATION ABOUT THE OFFICERS OF THE FUND (OTHER THAN THOSE LISTED ABOVE)

                                           POSITION AND
  NAME, AGE, AND ADDRESS (1)         LENGTH OF TIME SERVED (2)                    PRINCIPAL OCCUPATION(S)
-----------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (47)          Secretary since 2002                Vice President-Mutual Fund Board Relations, NB
                                                                     Management since 2000; Vice President, Neuberger
                                                                     Berman since 2002 and employee since 1999; Vice
                                                                     President, NB Management from 1986 to 1999;
                                                                     Secretary, ten registered investment companies for
                                                                     which NB Management acts as investment manager and
                                                                     administrator (four since 2002 and three since
                                                                     2003).

Robert Conti (47)                Vice President since 2002           Senior Vice President, Neuberger Berman since
                                                                     2003; Vice President, Neuberger Berman from 1999
                                                                     until 2003; Senior Vice President, NB Management
                                                                     since 2000; Controller, NB Management until 1996;
                                                                     Treasurer, NB Management from 1996 until 1999;
                                                                     Vice President, ten registered investment
                                                                     companies for which NB Management acts as
                                                                     investment manager and administrator (three since
                                                                     2000, four since 2002 and three since 2003).

Brian P. Gaffney (50)            Vice President since 2002           Managing Director, Neuberger Berman since 1999;
                                                                     Senior Vice President, NB Management since 2000;
                                                                     Vice President, NB Management from 1997 until
                                                                     1999; Vice President, ten registered investment
                                                                     companies for which NB Management acts as
                                                                     investment manager and administrator (three since
                                                                     2000, four since 2002 and three since 2003).

Sheila R. James (38)             Assistant Secretary since 2002      Employee, Neuberger Berman since 1999; Employee,
                                                                     NB Management from 1991 to 1999; Assistant
                                                                     Secretary, ten registered investment companies for
                                                                     which NB Management acts as investment manager and
                                                                     administrator (seven since 2002 and three since
                                                                     2003).

Kevin Lyons (48)                 Assistant Secretary since 2003      Employee, Neuberger Berman since 1999; Employee,
                                                                     NB Management from 1993 to 1999; Assistant
                                                                     Secretary, ten registered investment companies for
                                                                     which NB Management acts as investment manager and
                                                                     administrator (since 2003).

                                           POSITION AND
  NAME, AGE, AND ADDRESS (1)         LENGTH OF TIME SERVED (2)                    PRINCIPAL OCCUPATION(S)
-----------------------------------------------------------------------------------------------------------------------
John M. McGovern (33)            Assistant Treasurer since 2002      Employee, NB Management since 1993; Assistant
                                                                     Treasurer, ten registered investment companies for
                                                                     which NB Management acts as investment manager and
                                                                     administrator (seven since 2002 and three since
                                                                     2003).

Barbara Muinos (44)              Treasurer and Principal Financial   Vice President, Neuberger Berman since 1999;
                                 and Accounting Officer since 2002   Assistant Vice President, NB Management from 1993
                                                                     to 1999; Treasurer and Principal Financial and
                                                                     Accounting Officer, ten registered investment
                                                                     companies for which NB Management acts as
                                                                     investment manager and administrator (seven since
                                                                     2002 and three since 2003); Assistant Treasurer,
                                                                     three registered investment companies for which NB
                                                                     Management acts as investment manager and
                                                                     administrator from 1996 until 2002.

Frederic B. Soule (57)           Vice President since 2002           Senior Vice President, Neuberger Berman since
                                                                     2003; Vice President, Neuberger Berman from 1999
                                                                     until 2003; Vice President, NB Management from
                                                                     1995 until 1999; Vice President, ten registered
                                                                     investment companies for which NB Management acts
                                                                     as investment manager and administrator (three
                                                                     since 2000, four since 2002 and three since 2003).

Trani Jo Wyman (34)              Assistant Treasurer since 2002      Employee, NB Management since 1991; Assistant
                                                                     Treasurer, ten registered investment companies for
                                                                     which NB Management acts as investment manager and
                                                                     administrator (seven since 2002 and three since
                                                                     2003).

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

REPORT OF VOTES OF SHAREHOLDERS (UNAUDITED)

A special meeting of shareholders of the Neuberger Berman Income Opportunity Fund Inc. (the "Fund") was held on September 23, 2003. Upon completion of the acquisition of Neuberger Berman Inc. by Lehman Brothers Holdings Inc. (the "Transaction"), the management agreement between the Fund and NB Management, and the sub-advisory agreement between NB Management and Neuberger Berman LLC automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on the following matters, which became effective upon completion of the Transaction on October 31, 2003:

PROPOSAL 1--TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN THE FUND AND NB MANAGEMENT

VOTES FOR                        VOTES AGAINST           VOTES WITHHELD           ABSTENTIONS*
14,402,131.000                     134,024.000                       --            167,281.000

PROPOSAL 2--TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NB MANAGEMENT AND NEUBERGER BERMAN LLC

VOTES FOR                        VOTES AGAINST           VOTES WITHHELD           ABSTENTIONS*
14,388,893.000                     150,352.000                       --            164,191.000

* Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals.

                   This page has been left blank intentionally

                   This page has been left blank intentionally

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
INTERNAL SALES & SERVICES
877.461.1899

www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

[RECYCLED SYMBOL]
DO502 12/03



THE FOLLOWING INFORMATION WILL BE INCLUDED WITH THE REGISTRANT'S PROXY STATEMENT TO SHAREHOLDERS DATED JANUARY 12, 2004:

The following information supplements the Annual Report to Shareholders for the fiscal period ended October 31, 2003:

A DESCRIPTION OF THE POLICIES AND PROCEDURES THAT THE FUND USES TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES IS AVAILABLE (1) WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 877-461-1899; OR (2) ON THE WEBSITE OF THE U.S. SECURITIES AND EXCHANGE COMMISSION AT www.sec.gov.

ITEM 2. CODE OF ETHICS

At a meeting on September 10, 2003, the Board of Directors ("Board") of Neuberger Berman Income Opportunity Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). A copy of the Code of Ethics is filed as Exhibit 10(a)(1) to this Form N-CSR.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Walter G. Ehlers. Mr. Cannon and Mr. Ehlers are both independent directors as defined by Form N-CSR.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Form N-CSR disclosure requirement not yet effective with respect to the Registrant.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Board has established an Audit Committee to oversee particular aspects of the Registrant's management. The Audit Committee's purposes are (a) to oversee the accounting and financial reporting processes of the Registrant and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Registrant's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Registrant's compliance with legal and regulatory requirements that relate to the Portfolios' accounting and financial reporting, internal controls and independent audits; (d) to approve prior to appointment the engagement of the Registrant's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Registrant's independent auditors; and (e) to act as a liaison between the Registrant's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), Tom D. Seip (appointed 12/10/03), and Peter P. Trapp.


ITEM 6. [RESERVED]



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board has delegated to Neuberger Berman, LLC ("Neuberger Berman") the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.


If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.




ITEM 8. [RESERVED]



ITEM 9. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10. EXHIBITS

(a)   A copy of the Code of Ethics is filed as Exhibit 10(a)(1).

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Opportunity Fund Inc.



By:   /s/ Peter E. Sundman
      -----------------------
      Peter E. Sundman
      Chief Executive Officer

Date: December 31, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:   /s/ Peter E. Sundman
      -----------------------
      Peter E. Sundman
      Chief Executive Officer

Date: December 31, 2003



By:   /s/ Barbara Muinos
      ---------------------------------
      Barbara Muinos
      Treasurer and Principal Financial
      and Accounting Officer

Date: January 8, 2004